Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Third Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  OUR ABILITY TO PURCHASE OR SELL PROPERTIES;

•                  OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, AND PAY THE AMOUNT OF ANY SUCH DISTRIBUTIONS;

•                  OUR ABILITY TO RETAIN OUR EXISTING TENANTS AND MAINTAIN CURRENT RENTAL RATES;

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER, AND OUR ABILITY TO RENEW, OR REFINANCE OUR REVOLVING CREDIT FACILITY; AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS;

•                  THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, OR PPACA, ON OUR TENANTS AND THEIR ABILITY TO PAY RENT;

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH FIVE STAR QUALITY CARE, INC., OR FIVE STAR, OUR MANAGING TRUSTEES, AND REIT MANAGEMENT & RESEARCH LLC AND THEIR AFFILIATES;

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS;

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND

•                  COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES.

FOR EXAMPLE:

•                  FIVE STAR MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO:

•                  CHANGES IN MEDICARE AND MEDICAID PAYMENTS, INCLUDING THOSE RESULTING FROM PPACA, WHICH COULD RESULT IN A REDUCTION OF RATES OR A FAILURE OF THESE RATES TO MATCH FIVE STAR’S COST INCREASES;

•                  CHANGES IN REGULATIONS EFFECTING ITS OPERATIONS;

•                  CHANGES IN THE ECONOMY GENERALLY OR GOVERNMENTAL POLICIES WHICH REDUCE THE DEMAND FOR THE SERVICES FIVE STAR OFFERS;

•                  INCREASES IN INSURANCE AND TORT LIABILITY COSTS; AND

•                  INEFFECTIVE INTEGRATION OF NEW ACQUISITIONS.

•                  IF FIVE STAR’S OPERATIONS BECOME UNPROFITABLE, FIVE STAR MAY BECOME UNABLE TO PAY OUR RENTS;

•                  OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS;

•                  IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO RENEW, REFINANCE OR REPAY OUR REVOLVING CREDIT FACILITY OR OUR OTHER DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES;

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES; AND

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS THE APPLICATION AND INTERPRETATION OF RECENTLY PASSED OR NEW LAWS AFFECTING OUR BUSINESS, NATURAL DISASTERS OR CHANGES IN OUR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWHERE IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT, OR INCORPORATED THEREIN AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “RISK FACTORS” IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010 AND IN OUR ANNUAL REPORT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, we, our, or us, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers, and office buildings leased to medical providers or medical related businesses, clinics and biotech laboratory tenants, or collectively MOBs, located throughout the United States.  We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of September 30, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including 1,380 properties located in 46 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has over 620 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing SNH, RMR manages CommonWealth REIT, a publicly traded REIT that primarily owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Government Properties Income Trust, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the U.S. RMR also provides management services to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $17.6 billion as of September 30, 2010.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals and MOBs and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is focused on making acquisitions of (1) geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs and (2) MOBs.  We also may sometimes invest in other properties, such as the wellness centers, which offer special services intended to promote healthy living. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares — SNH

Senior Unsecured Debt Ratings:

Moody’s — Baa3
Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 9/30/10) ($ in 000):

		Number of
	Number of	Units/Beds or		Carrying Value of		Annualized
	Properties	Square Feet		Investment (1)	Percent	Current Rent	Percent
Independent living (2)	43	11,524		$1,133,275	33.5%	$112,715	33.4%
Assisted living (2)	131	9,342		1,033,319	30.6%	95,490	28.2%
Nursing homes (2)	52	5,514		225,354	6.7%	20,058	5.9%
Rehabilitation hospitals	2	364		67,577	2.0%	10,203	3.0%
Wellness centers	10	812,000	sq. ft.	180,017	5.3%	17,069	5.0%
Medical office buildings (MOBs)	60	3,037,874	sq. ft.	739,076	21.9%	83,047	24.5%
Total	298			$3,378,618	100.0%	$338,582	100.0%

Operating Statistics by Tenant ($ in 000):

		Number of			As Of Or For The Last 12 Months Ended June 30, 2010
	Number of	Units/Beds or		Annualized	Rent		Percent
Tenant	Properties	Square Feet		Current Rent	Coverage (3)	Occupancy (3)	Private Pay (3) (4)
Five Star (Lease No. 1)	88	6,421		$54,140	1.32x	88%	64%
Five Star (Lease No. 2)	46	5,885		50,222	1.33x	82%	52%
Five Star (Lease No. 3)	28	5,618		62,805	1.49x	88%	87%
Five Star (Lease No. 4)	26	2,720		23,234	1.11x	84%	66%
Sunrise Senior Living, Inc. / Marriott (5)	14	4,091		32,684	1.34x	89%	74%
Brookdale Senior Living, Inc.	18	894		8,449	2.14x	92%	99%
6 private companies (combined)	8	1,115		6,932	2.15x	83%	23%
Wellness centers	10	812,000	sq. ft.	17,069	2.21x	100%	NA
Multi-tenant MOBs	60	3,037,874	sq. ft.	83,047	NA	97%	NA
Total	298			$338,582

(1)          Amounts are before depreciation, but after impairment write downs, if any.

(2)          Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.

(3)          All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by minimum rents payable to us. We have not independently verified our tenants’ operating data.

(4)          Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.

(5)          Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Vice President, Investor Relations
(website) www.snhreit.com	Elisabeth Heiss, Manager, Investor Relations
(617) 796-8234, tbonang@snhreit.com or eheiss@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch	R.W. Baird
Jeffrey Spector	David AuBuchon
(646) 855-1363	(314) 863-4235

Jefferies & Company	Stifel Nicolaus
Tayo Okusanya	Jerry Doctrow
(212) 336-7076	(443) 224-1309

JMP Securities	UBS
Peter Martin	Dustin Pizzo
(415) 835-8904	(212) 713-4847

Raymond James	Wells Fargo Securities
Paul Puryear	Todd Stender
(727) 567-2253	(212) 214-8067

RBC
Kevin Ellich
(612) 313-1247

Debt Research Coverage

UBS

Steven Valiquette

(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Shares Outstanding (1):
Common shares outstanding (at end of period)	127,480	127,413	127,403	127,378	127,378
Weighted average common shares outstanding during period	127,423	127,408	127,380	127,378	121,665

Common Share Data:
Price at end of period	$23.50	$20.11	$22.15	$21.87	$19.11
High during period	$24.57	$23.36	$22.57	$22.80	$22.13
Low during period	$19.31	$19.25	$19.59	$18.19	$15.01
Annualized dividends paid per share	$1.48	$1.44	$1.44	$1.44	$1.44
Annualized dividend yield (at end of period)	6.3%	7.2%	6.5%	6.6%	7.5%

Market Capitalization:
Total debt (book value)	$1,091,017	$1,080,993	$1,038,058	$1,042,219	$984,240
Plus: market value of common shares (at end of period)	2,995,780	2,562,275	2,821,976	2,785,757	2,434,194
Total market capitalization	$4,086,797	$3,643,268	$3,860,034	$3,827,976	$3,418,434
Total debt / total market capitalization	26.7%	29.7%	26.9%	27.2%	28.8%

Book Capitalization:
Total debt	$1,091,017	$1,080,993	$1,038,058	$1,042,219	$984,240
Plus: total shareholders’ equity	1,852,772	1,862,559	1,885,317	1,900,650	1,916,065
Total book capitalization	$2,943,789	$2,943,552	$2,923,375	$2,942,869	$2,900,305
Total debt / total book capitalization	37.1%	36.7%	35.5%	35.4%	33.9%

Selected Balance Sheet Data:
Total assets	$2,999,712	$2,993,227	$2,966,022	$2,987,926	$2,955,036
Total liabilities	$1,146,940	$1,130,668	$1,080,705	$1,087,276	$1,038,971
Gross book value of real estate assets (2)	$3,378,618	$3,348,752	$3,324,345	$3,317,983	$3,201,544
Total debt / gross book value of real estate assets (2)	32.3%	32.3%	31.2%	31.4%	30.7%

Selected Income Statement Data:
Total revenues (3)	$81,164	$81,008	$80,704	$87,245	$72,365
EBITDA (4)	$73,469	$73,523	$73,187	$69,932	$64,852
Net income	$28,078	$24,559	$29,984	$32,106	$15,565
Funds from operations (FFO) (5)	$53,460	$53,336	$54,808	$52,376	$49,420
Common distributions paid	$45,893	$45,869	$45,865	$45,856	$45,856

Per Share Data:
Net income	$0.22	$0.19	$0.24	$0.25	$0.13
FFO (5)	$0.42	$0.42	$0.43	$0.41	$0.41
Common distributions declared	$0.37	$0.36	$0.36	$0.36	$0.36
FFO payout ratio (5)	88.2%	85.7%	83.7%	87.8%	87.8%

Coverage Ratios:
EBITDA (3) / interest expense	3.6x	3.6x	4.0x	3.7x	4.1x

(1)          SNH has no outstanding common shares equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)          During the fouth quarter of 2009, we recognized $9.1 million of percentage rent for the year ended December 31, 2009.

(4)          See page 13 for calculation of EBITDA.

(5)          See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of September 30, 2010	As of December 31, 2009
ASSETS
Real estate properties:
Land	$371,662	$365,576
Buildings, improvements and equipment	3,006,956	2,952,407
	3,378,618	3,317,983
Less accumulated depreciation	516,860	454,317
	2,861,758	2,863,666

Cash and cash equivalents	8,513	10,494
Restricted cash	5,363	4,222
Deferred financing fees, net	15,985	14,882
Acquired real estate leases, net	44,743	42,769
Other assets	63,350	51,893
Total assets	$2,999,712	$2,987,926

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$12,000	$60,000
Senior unsecured notes due 2012, 2015 and 2020, net of discount	422,794	322,160
Secured debt and capital leases	656,223	660,059
Accrued interest	13,358	13,693
Acquired real estate lease obligations, net	9,404	9,687
Other liabilities	33,161	21,677
Total liabilities	1,146,940	1,087,276

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 149,700,000 shares authorized, 127,479,657 and 127,377,665 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	1,275	1,273
Additional paid in capital	2,228,520	2,226,474
Cumulative net income	722,654	640,033
Cumulative distributions	(1,106,700)	(969,111)
Unrealized gain on investments	7,023	1,981
Total shareholders’ equity	1,852,772	1,900,650
Total liabilities and shareholders’ equity	$2,999,712	$2,987,926

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Rental income (1)	$80,961	$72,010	$242,173	$209,785

Expenses:
Depreciation	22,505	19,689	67,139	56,713
General and administrative	5,549	5,192	16,463	14,999
Property operating expenses	4,595	4,112	13,114	10,286
Acquisition related costs	286	517	725	1,911
Total expenses	32,935	29,510	97,441	83,909

Operating income	48,026	42,500	144,732	125,876

Interest and other income	203	355	703	750
Interest expense	(20,226)	(15,949)	(59,155)	(37,432)
Loss on early extinguishment of debt (2)	—	—	(2,433)	—
Impairment of assets (3)	—	(11,249)	(1,095)	(11,249)
Gain on sale of properties (4)	109	—	109	—
Equity in earnings (losses) of an investee	35	(23)	(17)	(132)
Income before income tax expense	28,147	15,634	82,844	77,813
Income tax expense	(69)	(69)	(223)	(204)
Net income	$28,078	$15,565	$82,621	$77,609

Weighted average common shares outstanding	127,423	121,665	127,404	120,005

Net income per share	$0.22	$0.13	$0.65	$0.65

Additional Data:
General and administrative expenses / rental income	6.9%	7.2%	6.8%	7.1%
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.5%	0.5%

Straight-line rent included in rental income (1)	$1,370	$1,020	$4,468	$2,915
Lease Value Amortization included in rental income (1)	$(223)	$(305)	$(755)	$(713)
Deferred percentage rent (5)	$2,700	$2,400	$7,700	$6,900
Amortization of deferred financing fees and debt discounts	$648	$729	$1,847	$1,809
Non-cash stock based compensation	$431	$502	$1,080	$794
Loss on early extinguishment of debt settled in cash (2)	$—	$—	$1,280	$—
Lease termination fees included in rental income	$—	$—	$—	$—
Capitalized interest expense	$—	$—	$—	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash amortization of intangible lease assets and liabilities.

(2)          In May 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015.  As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of unamortized deferred financing fees and debt discount of approximately $1.1 million.

(3)          During the nine months ended September 30, 2010, we recognized an impairment of assets charge of approximately $1.1 million related to five properties.

(4)          In August 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and recognized a gain on sale of approximately $109,000.

(5)          Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of this revenue is deferred until the fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Nine Months Ended
	9/30/2010	9/30/2009
Cash flows from operating activities:
Net income	$82,621	$77,609
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	67,139	56,713
Amortization of deferred financing fees and debt discounts	1,847	1,809
Amortization of acquired real estate leases	755	712
Loss on early extinguishment of debt	2,433	—
Impairment of assets	1,095	11,249
Gain on sale of properties	(109)	—
Equity in losses of an investee	17	132
Change in assets and liabilities:
Restricted cash	(1,141)	(384)
Other assets	(6,444)	(6,580)
Accrued interest	(335)	(227)
Other liabilities	13,533	19,506
Cash provided by operating activities	161,411	160,539

Cash flows used for investing activities:
Acquisitions	(68,136)	(423,866)
Investment in Five Star Quality Care, Inc.	—	(8,960)
Investment in Affiliates Insurance Company	(75)	(5,110)
Proceeds from sale of properties	1,450	3,171
Cash used for investing activities	(66,761)	(434,765)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	223,974
Proceeds from issuance of unsecured senior notes, net	195,352	—
Proceeds from borrowings on revolving credit facility	45,000	134,000
Repayments of borrowings on revolving credit facility	(93,000)	(391,000)
Proceeds from issuance of mortgage debt	—	512,934
Redemption of senior notes	(98,780)	—
Repayment of other debt	(6,293)	(2,234)
Payment of deferred financing fees	(1,321)	(11,335)
Distributions to shareholders	(137,589)	(125,616)
Cash (used for) provided by financing activities	(96,631)	340,723

(Decrease) increase in cash and cash equivalents	(1,981)	66,497
Cash and cash equivalents at beginning of period	10,494	5,990
Cash and cash equivalents at end of period	$8,513	$72,487

Supplemental cash flow information:
Interest paid	$57,643	$35,850

Non-cash investing activities:
Acquisitions funded by assumed debt	(2,458)	—

Non-cash financing activities:
Assumption of mortgage notes payable	2,458	—
Issuance of common shares	2,048	1,763

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income		$28,078	$15,565	$82,621	$77,609
Plus:	interest expense	20,226	15,949	59,155	37,432
	income tax expense	69	69	223	204
	depreciation expense	22,505	19,689	67,139	56,713
	loss on early extinguishment of debt (1)	—	—	2,433	—
	impairment of assets (2)	—	11,249	1,095	11,249
	deferred percentage rent adjustment (3)	2,700	2,400	7,700	6,900
Less:	gain on sale of properties (4)	(109)	—	(109)	—
EBITDA		$73,469	$64,921	$220,257	$190,107

(1)          In May 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015.  As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of unamortized deferred financing fees and debt discount of approximately $1.1 million.

(2)          During the nine months ended September 30, 2010, we recognized an impairment of assets charge of approximately $1.1 million related to five properties.

(3)          Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of this revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of EBITDA excludes the amounts recognized during the first three quarters.

(4)          In August 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and recognized a gain on sale of approximately $109,000.

We define EBITDA as net income less gains on sales of properties plus interest expense, taxes, depreciation and amortization, if any, and less gain on sale of properties, if any.  We also add back loss on early extinguishment of debt, if any, impairment of assets, if any, and adjust for estimated amounts of deferred percentage rent.  We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. Also, other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income		$28,078	$15,565	$82,621	$77,609
Plus:	depreciation expense	22,505	19,689	67,139	56,713
	acquisition related costs	286	517	725	1,911
	loss on early extinguishment of debt (1)	—	—	2,433	—
	impairment of assets (2)	—	11,249	1,095	11,249
	deferred percentage rent adjustment (3)	2,700	2,400	7,700	6,900
Less:	gain on sale of properties (4)	(109)	—	(109)	—
FFO		$53,460	$49,420	$161,604	$154,382

Weighted average shares outstanding		127,423	121,665	127,404	120,005

FFO per share		$0.42	$0.41	$1.27	$1.29

(1)          In May 2010, we redeemed all $97.5 million of our outstanding 7.875% senior notes due 2015.  As a result of this redemption, we recorded a loss on early extinguishment of debt of $2.4 million consisting of the debt prepayment premium of approximately $1.3 million and the write off of unamortized deferred financing fees and debt discount of approximately $1.1 million.

(2)          During the nine months ended September 30, 2010, we recognized an impairment of assets charge of approximately $1.1 million related to five properties.

(3)          Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of this revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(4)          In August 2010, we sold four skilled nursing facilities located in Nebraska with an aggregate 196 licensed beds for $1.5 million and recognized a gain on sale of approximately $109,000.

We compute FFO as shown above.  Our calculation of FFO differs from the definition of FFO by the National Association of Real Estate Investment Trusts, or NAREIT, because we include deferred percentage rent, if any, exclude loss on early extinguishment of debt, if any, exclude impairment of assets, if any, and exclude acquisition related costs, if any, in the determination of FFO. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition related costs and gain or loss on sale of properties, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other REITs may calculate FFO differently than we do.

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

September 30, 2010

 DEBT SUMMARY

 (dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance	Date	Maturity	Maturity

Secured Debt:

Secured Fixed Rate Debt:
Mortgage - secured by 1 property	6.730%	6.730%	$2,434	6/30/2012	$2,329	1.8
Mortgage - secured by 16 properties	6.330%	6.970%	32,111	7/1/2012	30,579	1.8
Mortgage - secured by 4 properties	6.420%	6.110%	11,244	12/1/2013	10,565	3.2
Mortgage - secured by 2 properties	6.310%	6.910%	14,545	12/1/2013	13,404	3.2
Mortgage - secured by 1 property	6.500%	6.500%	4,327	1/11/2013	4,137	2.3
Mortgage - secured by 8 properties (2)	6.540%	6.540%	48,775	5/1/2017	42,334	6.6
Mortgage - secured by 28 properties (3)	6.710%	6.710%	304,747	9/1/2019	266,704	8.9
Mortgage - secured by 1 property (4)	7.310%	7.310%	3,797	1/1/2022	41	11.3
Mortgage - secured by 1 property (4)	7.850%	7.850%	1,859	1/1/2022	21	11.3
Capital leases - 2 properties	7.700%	7.700%	14,662	4/30/2026	—	15.6
Tax exempt bonds - secured by 1 property	5.875%	5.875%	14,700	12/1/2027	14,700	17.2
Weighted average rate / total secured fixed rate debt	6.657%	6.714%	$453,201		$384,814	8.2

Secured Floating Rate Debt:
Mortgage - secured by 28 properties (3)	6.407%	6.407%	$203,022	9/1/2019	$176,119	8.9

Weighted average rate / total secured debt	6.580%	6.619%	$656,223		$560,933	8.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (5)	1.050%	1.050%	$12,000	12/31/2010	$12,000	0.3

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	1.3
Senior notes due 2020	6.750%	6.750%	200,000	4/15/2020	200,000	9.5
Weighted average rate / total unsecured fixed rate debt	7.743%	7.743%	$425,000		$425,000	5.2

Weighted average rate / total unsecured debt	7.559%	7.559%	$437,000		$437,000	5.0

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.657%	6.714%	$453,201		$384,814	8.2
Weighted average rate / total secured variable rate debt	6.407%	6.407%	203,022		176,119	8.9
Weighted average rate / total unsecured floating rate debt	1.050%	1.050%	12,000		12,000	0.3
Weighted average rate / total unsecured fixed rate debt	7.743%	7.743%	425,000		425,000	5.2
Weighted average rate / total debt	6.971%	6.995%	$1,093,223		$997,933	7.1

(1)            Includes the effect of interest rate protection, mark to market accounting for certain assumed mortgages, and premiums and discounts on certain mortgages and unsecured notes.  Excludes effects of offering and transaction costs.

(2)            Includes eight first mortgages at a weighted average interest rate of 6.54% and seven second mortgages at an interest rate of 6.5%.  The weighted average interest rate on these mortgages is 6.54%.

(3)            A portion of this loan which is secured by 28 senior living communities requires interest at a fixed rate and a portion of this loan requires interest at a floating rate.

(4)            These two mortgages are secured by one property.

(5)            Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at September 30, 2010.  SNH currently intends to exercise its option to extend the maturity date of this facility to December 31, 2011.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Secured	Unsecured	Unsecured
	Debt and	Floating	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt (1)	Rate Debt	Total
2010	$1,657	$585	$12,000	$—	$14,242
2011	6,791	2,349	—	—	9,140
2012	38,949	2,469	—	225,000	266,418
2013	34,065	2,670	—	—	36,735
2014	6,045	2,848	—	—	8,893
2015	6,502	3,037	—	—	9,539
2016	6,935	3,205	—	—	10,140
2017	48,549	3,453	—	—	52,002
2018	6,690	3,683	—	—	10,373
2019 and thereafter	297,018	178,723	—	200,000	675,741
	$453,201	$203,022	$12,000	$425,000	$1,093,223

(1)         Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at September 30, 2010.  SNH currently intends to exercise its option to extend the maturity date of this facility to December 31, 2011.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Leverage Ratios:

Total debt / total assets	36.4%	36.1%	35.0%	34.9%	33.3%
Total debt / gross book value of real estate assets (1)	32.3%	32.3%	31.2%	31.4%	30.7%
Total debt / total market capitalization	26.7%	29.7%	26.9%	27.2%	28.8%
Total debt / total book capitalization	37.1%	36.7%	35.5%	35.4%	33.9%
Secured debt / total assets	21.9%	22.0%	22.2%	22.1%	22.4%
Variable rate debt / total debt	19.8%	18.9%	25.2%	25.4%	20.8%

Coverage Ratios:

EBITDA (2) / interest expense	3.6x	3.6x	3.97	3.7x	4.1x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	31.2%	31.1%	30.3%	30.5%	29.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	18.8%	19.0%	19.2%	19.3%	19.7%
Consolidated income available for debt service / debt service - required minimum 2.00x	3.75x	3.70x	3.57x	3.84x	4.26x
Total unencumbered assets to unsecured debt - required minimum 1.50x	6.31x	6.42x	7.05x	7.00x	8.13x

(1)         Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)         See page 13 for the calculation of EBITDA.

(3)         Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

2010 ACQUISITIONS / DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price	Per Unit	Rate

There were no senior living acquisitions during the nine months ended September 30, 2010.

MOB Acquisitions:

								Weighted
						Purchase		Average
Date			Number of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)	Lease Term (4)	Leased (5)	Major Tenant

4/1/2010	Colorado	Clinic	1	15	$4,450	$297	9.8%	9.8	100.0%	Clear Creek Surgery Center LLC
6/4/2010	Texas	Medical Office	1	56	12,175	217	9.7%	14.0	100.0%	Covenant Health System
9/16/2010	Illinois	Medical Office	1	65	18,400	283	8.1%	7.5	88.0%	Northwest Community Health Services, Inc.
9/30/2010	Georgia	Medical Office	1	38	9,800	258	8.5%	8.3	91.0%	Wilder Dialysis LLC (Davita)
10/26/2010	Texas	Clinic	1	59	15,000	254	9.2%	13.8	100.0%	Montgomery County Management Company, LLC

	Total YTD 2010 MOB Acquisitions		5	233	$59,825	$257	9.1%	10.7	95.8%

Dispositions:

Date			Number of			Book Gain
Sold	Location	Type of Property	Properties	Sale Price (6)	NBV	on Sale

8/1/2010	Nebraska	Skilled nursing	4	$1,450	$1,341	$109

(1)

During the three and nine months ended September 30, 2010, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $8.0 million and $23.8 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $638,300 and $1.9 million, respectively.

(2)	Purchase price includes real estate and related intangible assets and liabilities and excludes closing costs.
(3)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the purchase price on the date of acquisition.
(4)	Weighted average remaining lease term based on rental income.
(5)	Percent leased as of acquisition date.
(6)	Sale price excludes closing costs, if any.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT

(dollars in thousands except annualized rental income per living unit, bed or square foot)

									Annualized
		Number of				Investment			Rental Income per
	Number of	Units or Beds		Carrying Value of		per Unit or Bed	Annualized		Living Unit, Bed or
	Properties	or Square Feet		Investment (1)	Percent	or Square Foot	Current Rent	Percent	Square Foot (2)
Facility Type:
Independent living (3)	43	11,524		$1,133,275	33.5%	$98.3	$112,715	33.4%	$9,781
Assisted living (3)	131	9,342		1,033,319	30.6%	$110.6	95,490	28.2%	$10,222
Nursing homes (3)	52	5,514		225,354	6.7%	$40.9	20,058	5.9%	$3,638
Rehabilitation hospitals (4)	2	364		67,577	2.0%	$185.7	10,203	3.0%	NA
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.3%	$221.7	17,069	5.0%	NA
Medical office buildings (MOBs) (6)	60	3,037,874	sq. ft.	739,076	21.9%	$243.3	83,047	24.5%	$27
Total	298			$3,378,618	100.0%		$338,582	100.0%

Tenant:
Five Star (Lease No. 1)	88	6,421		$631,183	18.7%	$98.3	$54,140	16.1%	$8,432
Five Star (Lease No. 2) (4)	46	5,885		510,466	15.1%	$86.7	50,222	14.8%	$7,249
Five Star (Lease No. 3)	28	5,618		628,919	18.6%	$111.9	62,805	18.5%	$11,179
Five Star (Lease No. 4)	26	2,720		253,576	7.5%	$93.2	23,234	6.9%	$8,542
Sunrise Senior Living, Inc. / Marriott (7)	14	4,091		325,165	9.6%	$79.5	32,684	9.7%	$7,989
Brookdale Senior Living, Inc.	18	894		61,122	1.8%	$68.4	8,449	2.5%	$9,451
6 private companies (combined)	8	1,115		49,094	1.5%	$44.0	6,932	2.0%	$6,217
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.3%	$221.7	17,069	5.0%	NA
Multi-tenant MOBs (6)	60	3,037,874	sq. ft.	739,076	21.9%	$243.3	83,047	24.5%	$27
Total	298			$3,378,618	100.0%		$338,582	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Represents annualized rent divided by the number of living units, beds or square feet leased at September 30, 2010.
(3)	Properties are categorized by the type of living units or beds which constitute a majority of the total living units/beds at the property.
(4)

Annualized rental income per living unit, bed or square foot excludes the two rehabilitation hospitals because these properties have extensive clinic space for services to both overnight patients and patients who receive treatment and do not stay overnight, and these properties are not comparable to residential senior living properties.

(5)

Annualized rental income per living unit, bed or square foot excludes the wellness centers because these properties have extensive indoor and outdoor recreation space which is not comparable to properties where rent is based on interior space only.

(6)

Our MOB leases include both triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expenses, and net and modified gross leases where we are responsible to operate and maintain the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called “full-service” leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(7)	Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

OCCUPANCY BY PROPERTY TYPE AND TENANT

	As Of and For the Twelve Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Property Type:
Independent living	87%	87%	87%	88%	89%
Assisted living	88%	88%	88%	88%	89%
Nursing homes	84%	84%	84%	84%	85%
Rehabilitation hospitals	58%	59%	60%	61%	63%
Wellness centers	100%	100%	100%	100%	100%
MOBs	97%	97%	96%	98%	99%

Tenant:
Five Star (Lease No. 1)	88%	88%	88%	88%	88%
Five Star (Lease No. 2)	82%	82%	82%	83%	84%
Five Star (Lease No. 3)	88%	88%	89%	90%	91%
Five Star (Lease No. 4)	84%	84%	85%	85%	87%
Sunrise Senior Living, Inc. / Marriott	89%	89%	89%	90%	90%
Brookdale Senior Living, Inc.	92%	91%	91%	92%	93%
6 private senior living companies (combined)	83%	82%	82%	82%	82%
Wellness centers	100%	100%	100%	100%	100%
Multi-tenant MOBs	97%	97%	96%	98%	99%

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Mutli-tenant MOBs operating data are presented as of the twelve months ended, all other tanents’ operating data are presented for the twelve months ended.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT (1)

	For the Twelve Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Property Type:
Independent living	79%	79%	78%	78%	78%
Assisted living	92%	92%	92%	92%	92%
Nursing homes	27%	27%	27%	27%	27%
Rehabilitation hospitals	34%	34%	33%	34%	35%

Tenant:
Five Star (Lease No. 1)	64%	63%	62%	61%	61%
Five Star (Lease No. 2)	52%	52%	52%	53%	53%
Five Star (Lease No. 3)	87%	87%	87%	87%	87%
Five Star (Lease No. 4)	66%	67%	67%	67%	68%
Sunrise Senior Living, Inc. / Marriott	74%	73%	71%	68%	66%
Brookdale Senior Living, Inc.	99%	100%	100%	100%	99%
6 private senior living companies (combined)	23%	23%	23%	23%	24%

(1)         Private pay excludes revenues from the Medicare and Medicaid programs.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

RENT COVERAGE BY TENANT (EXCLUDING MOBs)

For the Twelve Months Ended
Tenant	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Five Star (Lease No. 1)	1.32x	1.31x	1.29x	1.28x	1.25x
Five Star (Lease No. 2)	1.32x	1.32x	1.31x	1.29x	1.28x
Five Star (Lease No. 3)	1.49x	1.48x	1.51x	1.54x	1.58x
Five Star (Lease No. 4)	1.11x	1.05x	1.05x	1.09x	1.13x
Sunrise Senior Living, Inc. / Marriott	1.35x	1.38x	1.39x	1.38x	1.43x
Brookdale Senior Living, Inc.	2.13x	2.11x	2.11x	2.09x	2.10x
6 private senior living companies (combined)	2.15x	2.04x	1.94x	1.96x	1.87x
Wellness centers	2.21x	2.23x	2.27x	2.33x	2.36x

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes data for periods prior to our ownership of certain properties.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

September 30, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Rent				Percent of Total Annualized	Cumulative Percentage of
Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Current Rent Expiring	Annualized Current Rent Expiring

2010	$—	$282	$—	$282	0.1%	0.1%
2011	—	2,228	—	2,228	0.7%	0.8%
2012	—	6,097	—	6,097	1.8%	2.6%
2013	32,684	3,754	—	36,438	10.7%	13.3%
2014	—	4,357	—	4,357	1.3%	14.6%
2015	3,437	6,248	—	9,685	2.9%	17.5%
2016	2,895	6,995	—	9,890	2.9%	20.4%
2017	31,682	1,753	—	33,435	9.9%	30.3%
2018	—	3,500	—	3,500	1.0%	31.3%
2019 and thereafter	167,768	47,833	17,069	232,670	68.7%	100.0%
Total	$238,466	$83,047	$17,069	$338,582	100.0%

Average remaining lease term for all properties (weighted by rent)	12.0 years

	Number of Living Units or Beds or Square Feet with Leases Expiring
	Living Units or Beds			Square Feet
Year	Short and Long Term Residential Care Facilities (Units or Beds)	Percent of Total Living Units or Beds Expiring	Cumulative Percentage of Total Living Units or Beds Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percent of Total Square Feet Expiring

2010	—	0.0%	0.0%	7,328	—	7,328	0.2%	0.2%
2011	—	0.0%	0.0%	65,949	—	65,949	1.7%	1.9%
2012	—	0.0%	0.0%	291,480	—	291,480	7.7%	9.6%
2013	4,091	15.3%	15.3%	143,819	—	143,819	3.8%	13.4%
2014	—	0.0%	15.3%	137,915	—	137,915	3.7%	17.1%
2015	423	1.6%	16.9%	266,106	—	266,106	7.1%	24.2%
2016	517	1.9%	18.8%	331,414	—	331,414	8.8%	33.0%
2017	3,614	13.5%	32.3%	48,361	—	48,361	1.3%	34.3%
2018	—	0.0%	32.3%	101,197	—	101,197	2.7%	37.0%
2019 and thereafter	18,099	67.7%	100.0%	1,568,536	812,000	2,380,536	63.0%	100.0%
Total	26,744	100.0%		2,962,105	812,000	3,774,105	100.0%